UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2014 (October 31, 2014)

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940
(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 31, 2014, American Power Group, Inc. (“APG”), a wholly owned subsidiary of American Power Group Corporation (the “Company”), entered into loan agreement with Iowa State Bank (the “Lender”), pursuant to which the Company refinanced approximately $2,750,000 of principal and interest previously borrowed under an existing line of credit established with the Lender by (i) converting that amount into a term loan (the “Term Loan”) and (ii) extending APG an additional line of credit (the “Line of Credit”) of up to $500,000. All borrowings under the Term Loan and the Line of Credit (together, the “Credit Facility”) bear interest at a rate equal to the base rate on corporate loans posted by at least 70% of the 10 largest U.S. banks (known as The Wall Street Journal U.S. Prime Rate) plus 4.0%, with a minimum interest rate of 8.0% per annum. At the date of this report, the Credit Facility bears interest at the rate of 8.0% per annum.

The Term Loan will be amortized with 82 monthly payments of $44,223.42, commencing January 15, 2015, with the final payment of all principal and accrued interest not yet paid due on October 15, 2021.

The maximum amount APG may borrow from time to time under the Line of Credit is equal to lesser of (i) the sum of (x) 70% of APG’s eligible accounts receivable, other than accounts receivable outstanding for more than 90 days, (y) 50% of the value of APG’s inventory, and (z) $300,000; or (ii) $500,000. For these purposes, APG’s inventory will be valued at cost and eligible accounts receivable will include (i) all domestic receivables, (ii) international receivables supported by irrevocable letters of credit issued by banks approved by the Lender and (iii) receivables from certain other international customers as may be approved by the Lender in its sole discretion. At the date of this report, the credit available to APG under the Line of Credit is $500,000. The Line of Credit expires on January 16, 2015.

APG’s obligations under the Credit Facility continue to be secured by the grant of a first priority security interest in all of APG’s assets. The Company has guaranteed APG’s obligations, and has secured that guarantee by granting to the Lender a security interest in a $300,000 certificate of deposit and certain additional collateral. In addition, under a pre-existing stock transfer agreement, the Company has agreed that, if APG and the Company fail to pay any portion of the principal balance outstanding under the Credit Facility, or any interest accrued thereon, when due (a “Payment Default”), the Company will issue to the Lender that number of shares of common stock which is equal in value to the outstanding balance of under the Credit Facility, including the accrued but unpaid interest thereon. For purposes of determining the number of shares of common stock to be issued under the stock transfer agreement, the value of the Company's common stock will be deemed to be the closing price of the common stock on the date of such Payment Default. In no event, however, will the Company be obligated to issue more than 2,000,000 shares of the common stock under the stock transfer agreement. Further, under pre-existing agreements, two directors and two members of the Company’s management have each pledged 125,000 shares of the Company’s common stock as additional collateral for the Credit Facility.

The Credit Facility requires APGI to maintain a current ratio of 1.00 and a minimum adjusted debt-to-worth ratio of 2.5, such ratios to be tested monthly.

Amounts borrowed under the Credit Facility are subject to acceleration upon certain events of default, including: (i) any failure to pay when due any amount owed under the Credit Facility; (ii) any failure to keep the collateral insured; (iii) any default under any of the documents related to the Credit Facility; (iv) any attempt by any other creditor of APG or the Company to collect any indebtedness of APG or the Company through court proceedings; (v) any assignment for the benefit of creditors by APG or the Company, or the insolvency of either APG or the Company; (vi) the institution of certain bankruptcy proceedings by or against APG or the Company; (vii) any breach by APG or the Company of any covenant in the documents related to the Credit Facility; and (viii) any other occurrence that either significantly impairs the value of the collateral or causes the Lender to reasonably believe that the Lender will have difficultly collecting the amounts borrowed under the Credit Facility.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of agreements and promissory notes documenting the Credit Facility, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

On November 3, 2014, the Company issued a press release announcing the events described in Items 1.01. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

10.1	Business Loan Agreement dated as of October 27, 2014, between American Power Group, Inc. and Iowa State Bank.

10.2	Commitment Letter dated October 21, 2014, between American Power Group, Inc. and Iowa State Bank.

10.3	Term Promissory Note in the principal amount of $2,746,752.43, dated as of October 27, 2014, issued by American Power Group, Inc. in favor of Iowa State Bank.

10.4	Commercial Security Agreement dated as of October 21, 2014, between American Power Group, Inc. and Iowa State Bank.

10.5	Revolving Promissory Note dated as of October 27, 2014 issued by American Power Group, Inc. in favor of Iowa State Bank.

10.6 (1)	Stock Transfer Agreement, dated as of December 19, 2011, between American Power Group Corporation (formerly known as GreenMan Technologies, Inc.) and Iowa State Bank

10.7 (2)	Guaranty dated as of November 9, 2010, issued by American Power Group Corporation (formerly known as GreenMan Technologies, Inc.), in favor of Iowa State Bank

99.1	Press Release of American Power Group Corporation, dated November 3, 2014.
______________

(1)	Filed as an Exhibit to GreenMan Technologies, Inc.’s Form 10-Q for the Quarter Ended December 31, 2011 and incorporated herein by reference.

(2)	Filed as an Exhibit to GreenMan Technologies, Inc.’s Form 8-K dated November 9, 2010 and filed November 15, 2010, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPRATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: November 6, 2014